Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.
Exhibit 10.11

Amendment Number Four Agreement

This Amendment Agreement (the “Number Four Agreement”) is entered into as indicated below, among National Institutes for Quantum Science and Technology (“QST”), a research institute in Japan, having an address at 4-9-1 Anagawa, Inage-ku, Chiba-shi, Chiba 263-8555, Japan, APRINOIA Therapeutics Inc. (“APRINOIA JP”), a corporation of Japan, having an address at Shinkawa 1-2-8, Chuo-ku, Tokyo 104-0033, Japan and Suzhou APRINOIA Therapeutics Co., Ltd. (“APRINOIA CN”), a corporation of China, having an address at R503, 5F, Building B2, 218 Xing Hu Rd., Suzhou Industrial Park, Suzhou 215213, China, in consideration of the mutual agreement to make alterations to the Exclusive License Agreement (the “Original Agreement”) executed on October 20th, 2016 by QST and APRINOIA TW, the Amendment Agreement (the “Number One Agreement”) executed on January 11th ,2018, the Amendment Number Two Agreement (the “Number Two Agreement”) executed on June 1st ,2019 and the Amendment Number Three Agreement (the “Number Three Agreement”) executed on March 16th ,2021.

1. DEFINITIONS

Unless otherwise agreed in the Number Four Agreement, the terms used in this Number Four Agreement shall adhere to the definitions in the Original Agreement.

2. CHANGE OF THE PROVISIONS

2.1 Change of the Parties. This Number Four Agreement shall change the term for APRINOIA being a party changed by the Number Three Agreement, as provided below:

Before	APRINOIA Therapeutics Inc. (“APRINOIA JP”), a corporation of Japan, having an address at Shinkawa 1-2-8, Chuo-ku, Tokyo 104-0033, Japan and Suzhou APRINOIA Therapeutics Co., Ltd. (“APRINOIA CN”), a corporation of China, having an address at R503, 5F, Building B2, 218 Xing Hu Rd., Suzhou Industrial Park, Suzhou 215213, China (APRINOIA JP and APRINOIA CN are collectively “APRINOIA”)
After	APRINOIA Therapeutics Inc. (“APRINOIA”), a corporation of Japan, having an address at Shinkawa 1-2-8, Chuo-ku, Tokyo 104-0033, Japan

2.2 Change of Grant. Section 2.1 in the Original Agreement will be changed as provided below:

Before	QST hereby grants an Exclusive License to develop, make, have made, import, export, use, offer for sale and sell Licensed Product, as well as the rights to sublicense the exclusive right to others, to APRINOIA and their relevant territory as follows: (1) to APRINOIA CN and its Affiliates in China; and (2) to APRINOIA JP and its Affiliates in the Licensed Territory except China.
After	QST hereby grants to APRINOIA and its Affiliate an Exclusive License to develop, make, have made, import, export, use, offer for sale and sell Licensed Product, as well as the rights to sublicense the exclusive right to others, in the Licensed Territory.

2.3 Change of Royalty Obligations. Section 4.3(a) in the Original Agreement will be changed as provided below:

Before	In addition to the payments set forth in Sections 4.1 and 4.2, APRINOIA (or its affiliates) shall pay to QST royalties equal to [***] of the aggregate Net Sales of Licensed Products sold by APRINOIA (including its affiliates) and its sublicensee(s) of up to [***] in a calendar year, and [***] of the Net Sales of Licensed Products of the Net Sales exceeding [***] in the identical calendar year. The royalties will be paid proportionately by APRINOIA CN based on the Net Sales in China and by APRINOIA JP based on the Net Sales in Licensed Territory except China.

After	In addition to the payments set forth in Sections 4.1 and 4.2, APRINOIA (or its affiliates) shall pay to QST royalties equal to [***] of the aggregate Net Sales of Licensed Products sold by APRINOIA (including its affiliates) and its sublicensee(s) of up to [***] in a calendar year, and [***] of the Net Sales of Licensed Products of the Net Sales exceeding [***] in the identical calendar year.

2.4 Change of Payment. Section 5.2 in the Original Agreement will be changed as provided below:

Before	QST shall issue the invoices to APRINOIA JP and APRINOIA CN for payment of the royalty fee based on the report and APRINOIA JP and APRINOIA CN shall make the payment within [***] days after receipt of the invoice. APRINOIA JP and APRINOIA CN shall pay the royalty by transferring money to the designated bank account specified in the invoice issued by QST. The cost for the transfer shall be borne by APRINOIA JP and APRINOIA CN.
After	QST shall issue an invoice to APRINOIA for payment of the royalty fee based on the report and APRINOIA shall make the payment within [***] days after receipt of the invoice. APRINOIA shall pay the royalty by transferring money to the designated bank account specified in the invoice issued by QST. The cost for the transfer shall be borne by APRINOIA.

2.5 Change of Accounting. Section 5.3 in the Original Agreement will be changed as provided below:

Before	APRINOIA agrees to have its sales records inspected by QST for purpose of auditing the reports produced under Section 5.1. QST may conduct the inspection by its designated certified public accountant in Japan and China, at its own expenses. However, should the results of the audit reveal an underreporting of over [***] of royalties due QST, the audit costs shall be borne by APRINOIA.
After	APRINOIA agrees to have its sales records inspected by QST for purpose of auditing the reports produced under Section 5.1. QST may conduct the inspection by its designated certified public accountant in Japan, at its own expenses. However, should the results of the audit reveal an underreporting of over [***] of royalties due QST, the audit costs shall be borne by APRINOIA.

2.6 Change of Delay of Payment. Section 5.4 in the Original Agreement will be changed as provided below:

Before	In case where APRINOIA JP and /or APRINOIA CN fails to pay in a timely manner, each of the responsible party for the delaying of such payment shall bear late payment charge at the rate of [***] per year respectively.

After	In case where APRINOIA fails to pay in a timely manner, APRINOIA shall bear late payment charge at the rate of [***] per year.

2.7 Change of Notice. Section 19 in the Original Agreement will be changed as provided below:

Before

All notices under this Agreement shall be in writing and mailed by registered or certified mail at the following addresses:

To QST:

Attention:

Innovation center

National Institutes for Quantum and Radiological Science and Technology

4-9-1 Anagawa, Inage-ku, Chiba-shi, Chiba 263-8555, Japan

To APRINOIA or APRINOIA JP:

Attention:

Ming-Kuei Jang, Ph.D

APRINOIA Therapeutics Inc.

Shinkawa 1-2-8, Chuo-ku, Tokyo 104-0033, Japan

To APRINOIA CN:

Attention:

Ming-Kuei Jang, Ph.D

Suzhou APRINOIA Therapeutics Co., Ltd.

R503, 5F, Building B2, 218 Xing Hu Rd., Suzhou Industrial Park,

Suzhou 215213, China

After

All notices under this Agreement shall be in writing and mailed by registered or certified mail at the following addresses:

To QST:

Attention:

Innovation center

National Institutes for Quantum Science and Technology

4-9-1 Anagawa, Inage-ku, Chiba-shi, Chiba 263-8555, Japan

To APRINOIA:

Attention:

Ming-Kuei Jang, Ph.D

APRINOIA Therapeutics Inc.

Shinkawa 1-2-8, Chuo-ku, Tokyo 104-0033, Japan

2.8 Provisions relating to APRINOIA JP. All “APRINOIA JP” shall be replaced by “APRINOIA” in Section 4.2, 4.5, 4.6 and 5.1.

3. GENERAL

3.1	This Number Four Agreement shall become effective as of November-25, 2022.

3.2	This Number Four Agreement is drafted in both English and Japanese. If there is any discrepancy between the English and Japanese versions, the English version shall prevail.

3.3	Except as expressly provided for alterations herein, the provisions in the Original Agreement shall remain in effect.

[signature page follows]

IN WITNESS WHEREOF, QST, APRINOIA JP and APPJNOIA CN have executed this Agreement in three (3) originals by its duly authorized officer or representative.

National Institutes for Quantum and Radiological Science and Technology (QST)

Representative: HIRANO Toshio

Title: President

Address: 4-9-1 Anagawa, Inage-ku, Chiba-shi, Chiba 263-8555, Japan

Signature:	/s/ HIRANO Toshio

Date:	2022 11 25

APRINOIA Therapeutics Inc. (APRINOIA JP)

Representative: Ming-Kuei Jang, Ph.D.

Title: Chairman

Address: Shinkawa 1-2-8, Chuo-ku, Tokyo 104-0033, Japan

Signature:	/s/ Ming-Kuei Jang, Ph.D.

Date:	21-Nov-2022

APRINOIA Therapeutics Inc. (APRINOIA CN)

Representative: Ming-Kuei Jang, Ph.D.

Title: Chairman

Address: R503, 5F, Building B2, 218 Xing Hu Rd., Suzhou Industrial Park, Suzhou 215213, China

Signature:	/s/ Ming-Kuei Jang, Ph.D.

Date:	21-Nov-2022